UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2007

Eclipsys Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24539	65-0632092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Clint Moore Road, Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-322-4321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 20, 2007, Eclipsys Corporation (the "Company") received, as expected, from The Nasdaq Stock Market a Staff Determination Letter stating that the Company is not in compliance with Marketplace Rule 4310(c)(14), which requires timely filing of periodic reports with the Securities and Exchange Commission for continued listing of the Company's common stock. The letter, as anticipated, was issued in accordance with Nasdaq’s standard procedures as a result of the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

On March 2, 2007, the Company filed with the Securities and Exchange Commission a Form 12b-25 notification of late filing for its 2006 Form 10-K, stating that the Form 10-K could not be filed on time because the Company had voluntarily initiated but not completed a review of stock option grants made by the Company. This review is addressing the timing of those grants and their related accounting and tax treatment, including whether the Company properly applied Accounting Principles Board Opinion 25 – Accounting for Stock Issued to Employees, in accounting for those grants. The review is focused primarily on stock option grants made during the period from the Company’s initial public offering in August 1998 until the implementation of the Sarbanes-Oxley Act in July 2002. Filing of the Form 12b-25 provided an automatic 15-day extension of the deadline for filing the Company’s Form 10-K, and lapse of that extension period without filing of the Form 10-K results in the prompt issuance by Nasdaq of the Staff Determination Letter.

The Company has appealed the Nasdaq Staff Determination and has a hearing scheduled in early May 2007 before the Nasdaq Listing Qualifications Panel, in accordance with standard procedures. The Company’s common stock will continue to be listed on The Nasdaq Stock Market pending a decision by a Nasdaq Listing Qualifications Panel following the hearing.

In compliance with Nasdaq Marketplace Rule 4804(b), the Company has made a public announcement disclosing receipt of the Nasdaq Staff Determination Letter by issuing the press release that is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements; Risks and Uncertainties

Statements concerning continued listing of the Company's common stock on the Nasdaq Global Select Market are forward-looking statements and actual results may differ from those projected due to a variety of risks and uncertainties. The outcome of the Company’s appeal of the Nasdaq Staff Determination and the duration of any continued listing are uncertain.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eclipsys Corporation

March 23, 2007	By:	/s/ Robert M. Saman

Name: Robert M. Saman
Title: Assistant General Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 23, 2007